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                                                                     EXHIBIT 1.1

                            [________________] Shares
                                 THE 3DO COMPANY
                                  Common Stock
                             UNDERWRITING AGREEMENT
                                                                [________, 1999]


GERARD KLAUER MATTISON & CO., INC.
WEDBUSH MORGAN SECURITIES INC.
    As Representatives of the
    several Underwriters
c/o Gerard Klauer Mattison & Co., Inc.
    529 Fifth Avenue
    New York, New York 10017

Ladies and Gentlemen:

         The 3DO Company, a Delaware corporation (the "Company"), proposes to issue and sell [____________] shares (the "Firm Shares") of the Company's Common Stock, $0.01 par value (the "Common Stock"), to you and to the other underwriters named in Schedule I (collectively, the "Underwriters"), for whom you are acting as Representatives (the "Representatives"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional [__________] [15% of total Firm Shares] shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are referred to collectively herein as the "Shares".

         The public offering price per share at which the Shares are initially offered and the purchase price per share for the Shares to be paid by the several Underwriters shall be agreed upon by the Company and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of EXHIBIT A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company and the Representatives and shall specify such applicable information as is indicated in EXHIBIT A hereto. The offering of the Shares shall be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include, the Price Determination Agreement.

         The Company confirms as follows its agreements with the Representatives and the several other Underwriters:


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        1.      AGREEMENT TO SELL AND PURCHASE.

                (a) On the basis of the respective representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement: (i) the Company agrees to issue and sell to the several Underwriters the Firm Shares; and (ii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company at the purchase price per share for the Firm Shares to be agreed upon by the Company and the Representatives, in accordance with Section 1(c) hereof and set forth in the Price Determination Agreement, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to
Section 8 hereof. If the Company elects to rely on Rule 430A (as hereinafter defined), Schedule I may be attached to the Price Determination Agreement.

                (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to [___________] Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the [45th] day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the [45th] day after the date of the Price Determination Agreement), upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company shall issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter shall purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

                (c) The public offering price per share at which the Shares are initially offered and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement. In the event such prices have not been agreed upon and the Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the date on which the Registration Statement (as hereinafter defined) becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party.

        2. DELIVERY AND PAYMENT. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price therefor by wire transfer of immediately available funds to the order of the Company at the offices of Morrison & Foerster LLP, counsel to the Underwriters, located at [1290 Avenue of the Americas, 40th Floor, New York, New York 10104]. Such payments shall be made at 10:00 a.m., New York City time, on [_______________, 1999], or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").


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         To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) shall take place at the offices specified above for the closing, at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

         Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two full business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

         The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and the Option Shares by the Company to the respective Underwriters shall be borne by the Company. The Company shall pay and hold each Underwriter and any subsequent holder of the Firm Shares and the Option Shares harmless from, any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Shares and the Option Shares.

        3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and covenants with, each Underwriter that:

                (a) The company meets the requirements for use of Form S-3 and a registration statement (Registration No. 333-[_________]) on Form S-3 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A or Rule 434 of the Rules and Regulations. If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) of the Rules and Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to include the Rule 462 Registration Statement, as amended from time to time. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, any preliminary prospectus or the

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Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply in all material respects with all applicable provisions of the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and will contain all statements required to be stated therein in accordance with the Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Prospectus under "Underwriting" constitute the only information relating to any Underwriter furnished in writing to the Company by or on behalf of the Representatives specifically for inclusion in the preliminary prospectus, the Registration Statement or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act.

                (c) The documents which are incorporated by reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations; and any documents so filed

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and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

                (d) The only subsidiaries (as defined in the Rules and Regulations) of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement (the "Subsidiaries"). The Company and each of its Subsidiaries is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing (if such status is recognized by governmental authorities) under the laws of its jurisdiction of incorporation. Each of the Company and its Subsidiaries is not now, and at the Closing Date will not be, in violation of any provision of its certificate of incorporation or by-laws. The Company and each of its Subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business in and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so qualified would not have a material adverse effect, singly or in the aggregate, on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect"). All of the issued and outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, and are fully paid and non-assessable and, except as disclosed in the Prospectus, are owned by the Company free and clear of all liens, encumbrances and claims. Except for the stock of the Subsidiaries and as disclosed in the Registration Statement, the Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and each of its Subsidiaries and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

                (e) The outstanding shares of Common Stock have been and the Shares to be issued and sold by the Company upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive, first refusal, or similar right. The description of the Common Stock in the Registration Statement and the Prospectus under the caption "Description of Capital Stock" is now, and at the Closing Date will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any Subsidiary or any such warrants, convertible securities or obligations.

                (f) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly in all material respects the consolidated financial condition of the Company and its Subsidiaries as of the respective

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dates thereof and the consolidated results of operations and cash flows of the
Company and its Subsidiaries for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act, the Rules and Regulations, the Exchange Act or the Exchange Act Rules and Regulations to be included or incorporated by reference in the Registration Statement or the Prospectus. KPMG LLP (the "Accountants") who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

                (g) The Company maintains a system of internal accounting control sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any material change in the capitalization of the Company (except for the issuance of Common Stock upon the exercise of stock options granted under the Company's stock option or other employee benefit plans), (ii) there has not been and will not have been any material adverse change in the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Change"),
(iii) neither the Company nor any of its Subsidiaries has incurred, nor will it incur any material liabilities or obligations, direct or contingent, nor has it entered into, nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein, and (iv) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                (i) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                (j) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending against or affecting the Company or any of its Subsidiaries or any of their respective officers or directors in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding could reasonably be expected to have a Material Adverse Effect and, to the knowledge of the Company, no such proceedings are threatened. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any

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authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. There are no pending investigations known to the Company involving the Company or any of its Subsidiaries by any governmental agency having jurisdiction over the Company or its Subsidiaries or their respective businesses or operations.

                (k) Except as would not have a Material Adverse Effect, each of the Company and its Subsidiaries has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (ii) complied in all respects with all laws, regulations and orders applicable to it or its business and (iii) performed all obligations required to be performed by it, and is not, and at the Closing Date will not be, in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, license agreement, contract or other agreement or instrument (collectively, a "Contract or Other Agreement") to which it is a party or by which its property is bound or affected. To the knowledge of the Company and each of its Subsidiaries, no other party under any Contract or Other Agreement to which it is a party is in default in any respect thereunder or has given written or oral notice to the Company, its Subsidiaries or any of their respective officers or directors of such other party's intention to terminate, cancel or refuse to renew any Contract or Other Agreement.

                (l) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated hereby or thereby, except as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") or regulations of any jurisdiction in the United States in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

                (m) The Company has and will have full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery by the Representatives) constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby, and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under,
(x) the certificate of incorporation or by-laws of the Company or any of its Subsidiaries, or (y) any Contract or other Agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of its properties is bound or affected, and will not violate or

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conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries, except where such breach, violation or default would not have a Material Adverse Effect.

                (n) Each of the Company and its Subsidiaries has good and marketable title to all properties and assets described in the Prospectus to be owned by each such entity, respectively, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company or its Subsidiaries. Each of the Company and its Subsidiaries has valid, subsisting and enforceable leases or licenses, as the case may be, for the properties (whether tangible or intangible) described in the Prospectus to be leased or licensed by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such Subsidiaries.

                (o) There is no document or Contract or Other Agreement of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such Contracts or Other Agreements to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary and (assuming the due authorization, execution and delivery thereof by the other parties to such Contracts and Other Agreements) constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof.

                (p) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

                (q) Neither the Company nor, to the knowledge of the Company, any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which has constituted, stabilization or manipulation, under the Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Shares.

                (r) No holder of securities of the Company has rights to register any securities of the Company because of the filing of the Registration Statement, except for rights that have been duly waived by such holder.

                (s) The Shares are duly authorized for listing on the Nasdaq National Market, subject only to notice of issuance of the Shares.

                (t) Neither the Company nor any of its Subsidiaries is involved in any material labor dispute, nor, to the knowledge of the Company, is any such dispute threatened.

                (u) The Company and its Subsidiaries own, or are licensed or otherwise have the full right to use, all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. Except as otherwise

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disclosed in the Prospectus, neither the Company nor any of its Subsidiaries has received any notice of any claims asserted by any person with respect to the use of any such trademarks or trade names, or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and its Subsidiaries of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

                (v) Neither the Company, its Subsidiaries nor, to the best of the Company's knowledge, any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company or any of its Subsidiaries has made or agreed to make any payment of funds or other items of value, or received or retained any funds or other items of value, in violation of any law or regulation or of a character required to be disclosed in the Prospectus.

        4. AGREEMENTS OF THE COMPANY. The Company with the several Underwriters as follows:

                (a) The Company shall not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

                (b) The Company shall use its best efforts to cause the Registration Statement to become effective, and shall notify the Representatives promptly (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the commencement by the Commission or by any state securities commission or other securities regulator of any proceedings for the suspension of the qualification of any of the Shares for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, including, without limitation, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 4(e) hereof that in the judgment of the Company makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any attorney or other representative of the Company of any other communication from the Commission or other securities regulator relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, if so requested by the Representatives, the Company shall make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Company shall use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and to notify the Representatives promptly of all such filings.

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                (c)    The Company shall furnish to counsel for the
Underwriters, without charge, one manually signed copy of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and shall furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                (d) The Company shall comply with all the provisions of any undertakings contained in the Registration Statement.

                (e) On the Effective Date, and thereafter from time to time, the Company shall deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters is necessary to be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company shall, as promptly as practicable, prepare and duly file with the Commission an appropriate supplement or amendment thereto, and shall deliver to each of the Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request. The Company shall not file with the Commission any document under the Exchange Act before the termination of the offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus, unless such document has been reviewed and approved by the Representatives after reasonable notice thereof.

                (f) Prior to any public offering of the Shares by the Underwriters, the Company shall cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request, including, without limitation, the provinces and territories of Canada and other jurisdictions outside of the United States; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                (g) During the period of five years commencing on the Effective Date, the Company shall furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

                (h) The Company shall make generally available to holders of its securities as soon as reasonably practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                (i) Whether or not any of the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (2) the preparation and delivery of certificates representing the Shares, (3) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements, any Underwriters' Questionnaire and the Agreement and Power of Attorney, (4) furnishing (including costs of shipping, mailing and overnight courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus (including any documents incorporated by reference therein), and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (5) the listing of the Shares on the Nasdaq National Market, (6) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (7) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f) hereof, including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel to the Company, (9) the transfer agent for the Shares,
(10) the Accountants, (11) the marketing of the offering by the Company, including, without limitation, all costs and expenses of aircraft rentals, commercial airline tickets, hotels, meals and other travel expenses of officers, employees, agents and other representatives of the Company (but not officers, employees, agents or other representatives of the Underwriters) and (12) all fees, costs and expenses for consultants used by the Company in connection with the offering.

                (j) If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (other than pursuant to Section 8) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company shall reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

                (k) The Company shall not at any time, directly or indirectly, take any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation, under the Act or otherwise, of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                (l) The Company shall apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

                (m) The Company shall not, and the Company shall cause each of its executive officers and directors to enter into agreements with the Representatives, in form and substance acceptable to the Representatives, to the effect that they shall not, for a period of 180 days after the date of the Prospectus, without the prior written consent of Gerard Klauer Mattison & Co., Inc. ("GKM"), offer to sell, sell, contract to sell, grant any option to sell (other than pursuant to the Company's employee benefit plans described in the Prospectus), or otherwise dispose of, or require the Company to file with the Commission a registration statement under the Act (other than on Form S-8) to register, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock of which such person is now, or may in the future become, the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), other than as bona fide gifts to persons who agree in writing with GKM to be bound by the provisions of this Section 4(m).

        5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions:

                (a) Notification that the Registration Statement has become effective shall be received by the Representatives not later than 6:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

                (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, which, in the Representatives' reasonable judgment, makes it impracticable or inadvisable to market the Shares or to enforce the contracts for the sale of the Shares, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof, no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

                (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a Material Adverse

Change or development involving a prospective Material Adverse Change, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in the Registration Statement and the Prospectus,
(ii) neither the Company nor any of its Subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price, (iii) there shall have been no transactions, not in the ordinary course of business, entered into by the Company or any of its Subsidiaries, except as set forth in the Registration Statement and the Prospectus, and no liabilities or obligations incurred by the Company or any of its Subsidiaries, in each case from the latest date as of which the financial condition of the Company and its Subsidiaries is set forth in the Registration Statement and the Prospectus, which would have a Material Adverse Effect, (iv) neither the Company nor any of its Subsidiaries has issued any securities (other than the Shares) or declared or paid any dividend or made any distribution in respect of its capital stock of any class, debt (long-term or short-term) or, except in the ordinary course of business, liabilities or obligations of the Company or any of its Subsidiaries (contingent or otherwise), except as set forth in the Registration Statement and Prospectus, and (v) no material amount of the assets of the Company or any of its Subsidiaries shall have been pledged, mortgaged or otherwise encumbered, except as set forth in the Registration Statement and Prospectus.

                (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Effect.

                (e) Each of the representations and warranties of the Company herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed by the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

                (f) The Representatives shall have received opinions, each dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to counsel for the Underwriters, from Wilson, Sonsini, Goodrich & Rosati, counsel to the Company, and from James A. Cook, General Counsel of the Company.

                (g) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Morrison & Foerster LLP, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

                (h) On the date of the Prospectus, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date which would require any change in their letter dated the date of the Prospectus, if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

                (i) At the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                1. Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act or the Exchange Act Rules and Regulations, which upon such filing would be deemed to be incorporated by reference into the Prospectus, that has not been so filed on a timely basis;

                2. Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects; and

                3. Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

                (j) On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 4(m).

                (k) The Shares shall be qualified for sale in such states as the Representatives may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

                (l) The Common Stock shall continue to be traded on the Nasdaq National Market and the Shares shall have been duly authorized for listing thereon, subject only to the issuance of the Shares.

                (m) The Company shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the transactions and matters contemplated hereby.

        6.      INDEMNIFICATION.

                (a) The Company shall indemnify and hold harmless each (i) Underwriter and (ii) the directors, officers, employees, counsel and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (any of the persons referred to in clause (i) or (ii) may hereinafter be referred to as an Indemnified Person or collectively as Indemnified Persons) from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding between any of the Indemnified Persons and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in (i) any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, (ii) any application, other document or written communication, executed by the Company or based upon written information supplied by the Company, filed in any jurisdiction in order to qualify the Shares under the securities laws of such jurisdiction, or (iii) any document, executed by the Company or based on written information supplied by the Company, filed with any securities exchange, or the omission or alleged omission to state in such documents enumerated in the immediately preceding clauses (i)-(iii) of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; PROVIDED, HOWEVER, that: (x) the Company shall not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus; and (y) the Company shall not be liable to any Underwriter (or any director, officer, employee, counsel or agent or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) with respect to any loss, claim, liability, expense or damage arising out of or based on any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact in any preliminary prospectus which is corrected in the Prospectus, if the person asserting any such loss, claim, liability, expense or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person. If multiple claims are brought against any Indemnified Person in an arbitration proceeding, and indemnification is permitted under applicable law and is provided for under this Agreement with respect to at least one such claim, the Company agrees that any arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the arbitration award expressly states that the award, or any portion thereof, is based solely on a claim as to which indemnification is not available. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

                (b) Each Underwriter shall indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

                (c) Any party that proposes to assert the right to be indemnified under this Section 6 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party shall not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled at its own expense (except as provided below) to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on written advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on written advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel shall be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings, be liable for the reasonable fees, disbursements and other charges of more than one firm (in addition to local counsel) for all such indemnified party or parties. All such fees, disbursements and other charges shall be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed). No indemnifying party shall, without the prior written consent of each indemnified party that is or could reasonably be expected to become a party thereto, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6, unless such settlement, compromise or consent includes an unconditional release of each such indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

                (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters shall contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Underwriters, respectively. The relative benefits received by the Company and the Underwriters, respectively, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Underwriters, respectively, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

        7. TERMINATION. The obligations of the several Underwriters under this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company if, prior to delivery and payment for the Shares (or the Option Shares, as the case may be), in the sole judgment of the Representatives, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by Nasdaq or by an exchange that lists the Shares, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities, (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United

States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it impracticable or inadvisable to market the Shares or the Option Shares on the terms and in the manner contemplated by the Prospectus, (v) if the Company or any of its Subsidiaries shall have sustained a loss material or substantial to the Company or any of its Subsidiaries by reason of flood, fire, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will make it inadvisable to proceed with the offering and sale of the Shares or the Option Shares, or (vi) if there shall have been a material adverse change in the condition (financial or otherwise), earnings, business, prospects, shareholders' equity, operations, properties, business or results of operations of the Company or the Company and its Subsidiaries taken as a whole, as would make it inadvisable to proceed with the offering and sale of the Shares or the Option Shares.

        8. SUBSTITUTION OF UNDERWRITERS. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-ninth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares to be purchased on such date, and arrangements satisfactory to the Company and the Representatives for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case, either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        9.      MISCELLANEOUS.

                (a) Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at its principal office, 600 Galveston Drive, Redwood City, California 94063, attention: William M. Hawkins III, or (b) if to the Underwriters, to GKM at the offices of GKM, 529 Fifth Avenue,

New York, New York 10017, Attention: Dominic A. Petito; or in any case to such other address as the party to be notified may have requested in writing. Any such notice shall be effective only upon receipt. Any notice under Section 7 or 8 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

                (b) This Agreement has been and is made solely for the benefit of the several Underwriters and the Company and of the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

                (c) All representations, warranties and agreements of the Company contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of their controlling persons and shall survive delivery of and payment for the Shares hereunder.

                (d) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Each party hereto hereby irrevocably submits for purposes of any action arising from this Agreement brought by any other party hereto to the jurisdiction of the courts of New York State located in the Borough of Manhattan and the U.S. District Court for the Southern District of New York. This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                (e) In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                (f) The Company and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

                (g) This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by GKM and the Company.

Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                               Very truly yours,

                               THE 3DO COMPANY


                               By:
                                  ----------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

Confirmed as of the date first
above mentioned:
GERARD KLAUER MATTISON & CO., INC.
WEDBUSH MORGAN SECURITIES
         Acting on their own behalf and as the
         Representatives of the other several Underwriters named in Schedule I hereof

By:  GERARD KLAUER MATTISON & CO., INC.


By:
   ------------------------------------------
     Name:     Dominic Petito
     Title:    Senior Managing Director


WEDBUSH MORGAN SECURITIES INC.
By:
   -------------------------------------
     Name:
          ------------------------------
     Title:
           -----------------------------

                                   SCHEDULE I
                                  UNDERWRITERS

                                                              Number of Firm
 Name of                                                       Shares to be
 Underwriter                                                    Purchased
----------------                                           ---------------------
Gerard Klauer Mattison & Co., Inc. ..................

Wedbush Morgan Securities Inc. ......................
















                                                                 ---------

                                        Total                   [         ]
                                                                 ---------
                                                                 ---------

                                                                       EXHIBIT A
                                 THE 3DO COMPANY
--------------------------------------------------------------------------------

                          PRICE DETERMINATION AGREEMENT
                                                             [___________, 1999]
GERARD KLAUER MATTISON & CO., INC.
WEDBUSH MORGAN SECURITIES INC.
    As Representatives of the
    several Underwriters
c/o Gerard Klauer Mattison & Co., Inc.
    529 Fifth Avenue
    New York, New York 10017

Ladies and Gentlemen:

         Reference is made to the Underwriting Agreement, dated [________________, 1999] (the "Underwriting Agreement"), among The 3DO Company, a Delaware corporation (the "Company") and the several Underwriters named in
Schedule I thereto or hereto (the "Underwriters"), for whom you are acting as Representatives (the "Representatives"). The Underwriting Agreement provides, subject to the terms and conditions set forth therein, for the purchase by the Underwriters from the Company an aggregate of [______________] shares (the "Firm Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"). This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

         Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Representatives as follows:

         1. The public offering price per share at which the Firm Shares shall initially be offered shall be $_______.

         2. The purchase price per share for the Firm Shares to be paid to the Company by the several Underwriters shall be $_______, representing an amount equal to the public offering price set forth above, less $______ per share representing the underwriting discounts and commissions.

         The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

         As contemplated by the Underwriting Agreement, attached as Schedule I is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY

WITHIN SUCH STATE. Each party hereto hereby irrevocably submits for purposes of any action arising from this Agreement brought by any other party hereto to the jurisdiction of the courts of New York State located in the Borough of Manhattan and the U.S. District Court for the Southern District of New York.

         If the foregoing is in accordance with your understanding of the agreement among the Company and the Underwriters, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Company and the Underwriters in accordance with its terms and the terms of the Underwriting Agreement.

                                      Very truly yours,
                                      THE 3DO COMPANY


                                      By:
                                           -------------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------

Confirmed as of the date first
above mentioned:
GERARD KLAUER MATTISON & CO., INC.
WEDBUSH MORGAN SECURITIES
         Acting on their own behalf and as the
         Representatives of the other several Underwriters named in Schedule I hereof

By:  GERARD KLAUER MATTISON & CO., INC.


By:
   ----------------------------------------------
   Name:     Dominic Petito
   Title:    Senior Managing Director


WEDBUSH MORGAN SECURITIES INC.


By:
   -------------------------------------
   Name:
        --------------------------------
   Title:
         -------------------------------

                                   SCHEDULE I
                                  UNDERWRITERS

                                                        Number of Firm Shares
 Name of Underwriter                                       to Be Purchased
----------------------                                --------------------------
Gerard Klauer Mattison & Co., Inc.................
Wedbush Morgan Securities Inc.....................

















                                                              ---------

                                             Total           [         ]
                                                              ---------
                                                              ---------